UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

Friess Small Cap Growth Fund

Semi-Annual Report	June 30, 2018

Dear Fellow Shareholders:

Despite a rocky start and some recurring turbulence, stocks recorded broad-based gains in the June quarter.  Volatility jumped amid threats to global trade, but turbocharged first-quarter earnings results emerged as the primary influence on the stock market’s ultimate trajectory.

Friess Small Cap Growth Fund’s Institutional Class shares grew 12.26 percent in the three months through June.  The Russell 2000® and Russell 2000® Growth Indexes gained 7.75 and 7.23 percent during that time.

It was far from apparent at the outset of the quarter that stocks would be higher three months hence.  Investors recoiled on April 2 when confronted with the news of the day.

That Monday was the market’s first opportunity to respond to a series of critical tweets from the President accusing Amazon.com, one of the world’s largest public companies, of scamming the U.S. Postal Service.  Investors also digested China’s announcement that it would target 128 U.S. products with tariffs in retaliation for new U.S. taxes on aluminum and steel, escalating a budding trade conflict between the world’s two largest economies.

By the time the market closed, the reaction was historically notable, as summarized in this Bloomberg News headline: “Stocks’ Second-Quarter Start is the Worst Since the Great Depression.”

Things improved from there.  Trade concerns resurfaced and stoked volatility at times as developments brought the vague idea of a trade war into better focus, but even that threat couldn’t hold the market’s attention as investors enjoyed their first opportunity to witness quarterly profits fattened by the lower corporate rate that was the centerpiece of the Tax Cuts and Jobs Act passed late last year.

The three months through June hosted a steady drumbeat of encouraging first-quarter earnings reports.  Aggregate first-quarter earnings for the companies in the Russell 2000® Index jumped 23 percent, according to Jefferies Financial Group.

The Federal Reserve also appeared to play a role in influencing the market’s mood.  Stocks mostly maintained an upward bias from early May, when the Fed chose to stand pat on interest rates amid “moderate” economic growth, and mid-June, when the Fed described growth as “rising at a solid rate” in announcing a rate increase.

During the June quarter, the Fund gained ground in seven of the eight economic sectors represented in its portfolio.  Fund holdings outperformed the sector within the Russell 2000® Growth Index in five out of those eight sectors.

Health care holdings, the Fund’s second largest portfolio position, contributed the most to the Fund’s June-quarter return and the most to results versus the Russell 2000® Growth Index.  Health care equipment and service providers drove performance.

Amedisys, a home health care nursing services provider, and HMS Holdings, a provider of health care cost containment solutions, were standout performers after reporting strong earnings results.  Amedisys and HMS Holdings grew March-quarter earnings 68 and 57 percent, exceeding estimates in both instances.  Tandem Diabetes Care was also a top contributor as a 56 percent increase in March-quarter revenue showed the company continuing to capture market share in the void created by Johnson & Johnson’s exit from the insulin pump market.

Technology holdings, which comprised the largest portfolio position, were the second biggest influence on absolute performance and the third biggest influence on results versus the benchmark.  Software makers such as The Trade Desk were top performers.  Trade Desk, which provides a technology platform that enables ad buyers to leverage digital campaigns, grew revenue and earnings 61 and 89 percent, respectively, in the March quarter, exceeding consensus expectations in both categories.

Representing the third largest concentration of assets, consumer discretionary holdings were also notable contributors to both absolute and relative results.  Decker’s Outdoor Corp. was a top performer.  The maker of UGGs and other casual footwear reported March-quarter earnings of $0.50 per share, up from $0.11 per share in the year-ago period and ahead of the consensus estimate.

Industrial holdings, which represented the only sector to decline in the portfolio during the June quarter, detracted the most from absolute and relative results.  In fact, five out of the portfolio’s 10 biggest performance detractors hailed from the industrial sector.  Capital goods holdings, including John Bean Technologies Corp. and Mercury Systems, weighed the most on performance.

John Bean, which makes technology solutions used mainly in the food and beverage industry, confirmed its full-year revenue outlook, but came in $0.02 per share shy of the consensus March-quarter earnings estimate.  The company cited reduced profit margins due to short-term issues related to new product launch inefficiencies as the cause.  A defense electronics contractor, Mercury Systems fell short of March-quarter earnings expectations as new spending froze during the budget resolution process.

For more information on companies that influenced June-quarter performance, please see Roses & Thorns on page 3.

Technology, consumer discretionary and health care holdings represent the largest portfolio positions at the start of the September quarter.  For more information on portfolio characteristics, please see page 2.

We’re working hard to continue to grow your assets.  The entire Friess Associates team joins me in sending best wishes.

Scott Gates
Chief Investment Officer

Important Disclosure:

Performance shown prior to May 31, 2017 is for Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”), an unregistered Delaware Business Trust that commenced operations on August 6, 2002. The Predecessor Fund offered Series A and Series B Units. Performance is shown for Series B Units because Series B Units have been outstanding since inception of the Predecessor Fund. Returns for Series A Units, for the periods they were outstanding, would generally have been higher than returns for Series B Units. The Predecessor Fund was reorganized into the Fund by transferring all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on May 31, 2017, the date that the Fund commenced operations (the “Reorganization”). The Predecessor Fund has been managed in the same style as the Fund will utilize and by the same Investment Adviser and Sub-Adviser. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects the same as those of the Predecessor Fund. At the time of the Reorganization the Predecessor Fund’s investment portfolio was managed by the same portfolio manager and team of investment professionals who will manage the Fund’s investment portfolio.

The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. After the Reorganization, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

Mutual fund investing involves risk. Principal loss is possible. Friess Small Cap Growth Fund invests in small-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in depositary receipts, which are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.

Friess Small Cap Growth Fund

Portfolio Characteristics as of June 30, 2018 (Unaudited)

Top Ten Equity Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
Mobile Mini, Inc.	2.3%	26.8%
Fiesta Restaurant Group, Inc.	2.2%	10.4%
Cavco Industries, Inc.	2.2%	22.7%
Sientra, Inc.	2.2%	21.4%
Ciena Corp.	2.2%	4.2%
Green Dot Corp., Class A	2.2%	101.9%
Amedisys, Inc.	2.2%	38.1%
Medifast, Inc.	2.1%	13.5%
The Trade Desk, Inc., Class A	2.1%	87.6%
H&E Equipment Services, Inc.	2.1%	2.2%
Top Ten as a Group	21.8%

Top Ten Industry Groups (1)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Friess Small Cap Growth Fund
June Quarter “Roses & Thorns” (Unaudited)

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
The Trade			The provider of a technology platform for ad buyers grew March-quarter earnings
Desk Inc.	$1,965	88.5	89 percent, exceeding expectations. Revenue grew 61 percent on strong demand in
(TTD)			the mobile, video, connected-TV and audio channels here and abroad.
			The developer of products for people with insulin-dependent diabetes increased
			March-quarter revenue by 56 percent. The company continued to capture market
Tandem Diabetes			share after a major competitor, Johnson & Johnson, recently exited the insulin pump
Care Inc.	$1,680	114.7	market. Tandem announced in June that it received FDA approval for its insulin
(TNDM)			pump with Basal-IQ technology, which helps reduce the frequency and duration of
			low-glucose events (hypoglycemia).
			The provider of home health care nursing services generated March-quarter earnings
Amedysis Inc.			of $0.79 per share, up 68 percent from the previous year. The company benefited
(AMED)	$1,050	40.2	from a continued shift to lower-cost alternative care sites and volume growth in the
			population seeking home health care.
			The franchise restaurant chain drew positive investor attention amid progress in its
			18-month-old turnaround plan, which includes menu changes, underperforming store
Noodles & Co.	$950	38.0	closures, updated marketing and store design upgrades. The company launched
(NDLS)			“Zoodles” in May, which, according to company management, makes Noodles & Co.
			the first national fast-casual chain to offer zucchini noodles.
			The provider of cost containment solutions to the health care industry grew
HMS Holdings			March-quarter earnings 57 percent, exceeding expectations. While government
Corp. (HMSY)	$769	30.1	revenue grew modestly, commercial account revenue increased 30 percent,
			contributing to 23 percent revenue growth.

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
			Although the defense electronics contractor reaffirmed its fiscal-year guidance, shares
Mercury Systems			declined when the company fell short of March-quarter expectations amid a
Inc. (MRCY)	$686	31.9	moratorium on new defense spending during the budget resolution process. We sold
			Mercury to fund a new opportunity.
			The network infrastructure equipment maker grew March-quarter earnings
Extreme			60 percent, but investors expected more. Integration issues related to recent
Networks Inc.	$541	22.5	acquisitions pressured profit margins. We sold Extreme Networks to fund a new
(EXTR)			opportunity.
			John Bean Technologies, which makes technology solutions used mainly in the food
John Bean			and beverage industry, confirmed its full-year revenue outlook, but reported March-
Technologies	$527	18.8	quarter earnings below the consensus estimate. The company cited reduced profit
Corp. (JBT)			margins due to short-term issues related to new product launch inefficiencies as the cause.
			The provider of contracting services to the telecommunications industry fell short
Dycom			of April-quarter earnings estimates as inclement winter weather negatively impacted
Industries Inc.	$356	13.9	revenue. The miss prompted the company to lower full-year guidance. We sold
(DY)			Dycom to fund a new opportunity.
			Evoqua specializes in water treatment solutions in North America. The company
Evoqua Water			exceeded March-quarter revenue and earnings expectations, but its shares declined
Technologies	$330	12.9	when Evoqua adjusted full-year earnings guidance modestly lower. We sold Evoqua
Corp. (AQUA)			to fund a new opportunity.

All gains/losses are calculated on an average cost basis from March 31, 2018 through June 30, 2018.

Friess Small Cap Growth Fund
Company Spotlight

Mobil Mini Inc., MINI
Many companies enlist teams of experts and spend millions on research to help chart their every move, but few strategies are as effective as the ones that provide straightforward solutions to practical needs.  Mobile Mini proves that making money need not be an overly complicated endeavor.

Nasdaq-listed Mobile Mini Inc. leases portable storage containers.  The company buys used ocean-going shipping containers and refurbishes them, giving the steel boxes new purpose as secure space for inventory, equipment, archived paperwork and just about anything else.  Its total rental fleet consists of 215,000 containers.  The company operates another 12,300 tank and pump units, which provide solutions to customers with temporary storage, pumping and filtration needs.  Mobile Mini also makes its own containers and offers mobile offices and other custom structures.

March-quarter earnings grew 32 percent.  Mobile Mini’s core portable storage rentals grew 14 percent, driven by retail remodeling activity.  Tank and pump revenues jumped 22 percent, rebounding from previous lows thanks to increased activity in the downstream oil and gas industry.  Both businesses largely compete in fragmented regional markets.  The company’s unique ability to offer services on a national level is allowing it to onboard large national accounts that other competitors can’t service as efficiently.

Your team spoke with Chief Financial Officer Van Welch regarding the potential for profitability improvements going forward.  The recovery in the tank and pump segment spurred branch bonuses that, until recently, represented sharp compensation increases based on year-before comparisons.  Now that the new compensation level is established for upcoming comparisons, Mini believes expenses will normalize and potentially provide earnings leverage.

Based on consensus estimates, Wall Street expects Mobile Mini to grow earnings 44 percent this year.

Rush Enterprises Inc., RUSHA
Amid a well-documented shortage of commercial drivers, the pressure to keep the trucks that are already on the road in service is great.  At Rush Enterprises, where service technicians make up one-third of the employee population, new technology designed to optimize parts sourcing, inventory management and related logistics helps keep the company’s customers in the driver’s seat.

Nasdaq-listed Rush Enterprises Inc. operates the largest network of commercial vehicle dealerships in North America, with more than 100 locations in 21 states.  The company sells new and used medium- and heavy-duty vehicles, including truck and bus brands such as Peterbilt, International, Hino, Isuzu, Ford, Mitsubishi, IC Bus and Blue Bird.  Rush also offers parts, service, body shop operations, and vehicle up-fitting such as natural gas fuel system conversion.  Revenue rose 17 percent to $4.9 billion in the 12 months through March.

Demand for commercial trucks remained elevated against a cooperative economic backdrop.  The company enjoyed 16 percent revenue growth in the March quarter, thanks in part to demand for new Class 8 trucks, or heavy-duty tractors.  New Class 8 truck sales rose 31 percent in the quarter, reflecting a 22 percent increase in unit sales and a 7 percent higher average selling price.

But truck demand is cyclical, which is why Rush’s increasing emphasis on parts and service, where rapid response is critical and profits are greater, is important.  New systems enable the company to optimize the parts procurement resources of its dealership network, along with a new independent parts center in California.  The segment generated 31 percent of revenue in the 12 months through March, but accounted for 64 percent of gross profit.

March-quarter earnings nearly doubled to $0.70 per share, exceeding the consensus estimate.  Parts and service revenue grew 14 percent.  Based on the consensus estimate, analysts expect Rush to grow 2018 earnings 34 percent.

Earnings per share, or EPS, is the portion of a company’s profit allocated to each outstanding share of common stock.  Earnings estimates are not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. The Price-to-Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s estimated earnings per share for the current calendar year.  “Bought” date highlighted in stock charts represents the initial purchase date by Friess Associates.

Friess Small Cap Growth Fund
Earnings Expertise Drives the Process

Friess Associates doesn’t employ a technology analyst.  No one here spends all of his or her time researching health care companies, either.  Same goes for retail, banking, industrial equipment and so on.

The fact is we don’t want a narrowly focused expert making buy recommendations from a single sector because we don’t believe it’s possible to identify the best available investments when the analyst making the call only considers certain possibilities.  We rely on earnings expertise to drive our decision making.

We believe earnings drive stock prices.  As a result, our research effort is a far-reaching search for robust earnings growth under very few constraints.  To us, individual-company earnings power is the deciding factor in determining which investment opportunities hold more potential than others.

That’s why Friess researchers are generalists.  With a team average 22 years in the investment business, everyone boasts specialized knowledge in one area or another, but we don’t limit anyone’s scope by defining a space as a specific person’s purview.  Maintaining a generalist approach gives us the flexibility to nimbly move to the next pockets of earnings strength as the environment evolves.

With earnings driving their work, Friess researchers are sticklers for earnings quality.  If two companies are both poised to grow earnings 20 percent in the year ahead, we want to know how they’re getting there: Is one rolling out a new product and capturing market share while the other mainly benefits from unrepeatable cost cuts?  We want to ensure that the earnings a company reports accurately reflect the company’s operational performance.

In addition to being free from sector or industry restrictions, Friess researchers enjoy the ability to search among companies of all sizes.  Even though we manage portfolios with specific portfolio guidelines, Friess researchers are not constrained to conducting research in any predefined market-cap window.

We aim to isolate companies poised to deliver rapid year-over-year earnings growth – typically more than 20 percent – that also enjoy good prospects to exceed consensus earnings expectations.  Since we also strive to own companies before their success is fully reflected in their stock prices, we focus our efforts on isolating rapidly growing companies that also sell at reasonable multiples of earnings estimates.  We generally target companies that sell for less than 30 times year-ahead forecasts.

Exhaustive research is the key to our earnings-driven approach.  We develop individualized earnings expectations for every existing holding and target company by keeping in constant contact with executives and others who manage, interact with and/or work in the same industry as these companies.

We use the term “trade check” to describe the interviews we conduct with company management teams, customers, competitors and suppliers.  Trade checks include in-person company visits, trade shows, user conferences and discussions via phone.

The Friess research team conducts scores of trade checks as part of an ongoing effort to glean insights on existing and potential holdings.  Trade checks represent one of our most fruitful methods of idea generation, with research legwork often uncovering promising opportunities outside of the initial direction of our investigation.

Once we use this system to establish internal earnings estimates, we focus our attention on the companies with rapid growth prospects, sound fundamentals and solid balance sheets, including low debt and high returns on equity.  We also demand a timetable of near-term growth catalysts, such as a new product launch, management team or market opportunity, likely to drive earnings upside.

To keep the portfolio stocked with our best ideas, we follow a forced displacement discipline that leads us to replace the weakest links in the portfolio with new opportunities that investors have yet to fully reward.  That means existing holdings must continuously earn their keep by showing more upside potential than a new buy we’re considering based on their respective fundamental outlooks.

Friess Associates is an active, bottom-up manager.  We use our company-level research findings to build portfolios one company at a time without regard to the composition of any particular passive index.  Maintaining an individual-company focus typically results in portfolios with low correlations to benchmarks.  Our goal is to outperform the indexes, not mimic them.

Friess Investment Strategy Highlights

•	Rapidly growing companies

•	Reasonable price-to-earnings ratios

•	Focus on companies likely to exceed consensus
earnings estimates

•	Emphasis on under-researched, lesser-known
companies rather than industry leaders

•	Intensive and repeated contacts with company managements, customers, competitors and suppliers

Friess Small Cap Growth Fund
Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	27.38%	18.54%	6.97%	9.78%
Investor Class(1)(3)	27.03%	18.25%	6.71%	9.51%
Russell 2000® Growth Index(4)	21.86%	13.65%	11.24%	11.75%
Russell 2000® Index(5)	17.57%	12.46%	10.60%	11.11%

(1)	Fund commenced operation on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

As of the most recent Prospectus dated April 30, 2018, operating expenses (gross) are 1.50% for the Fund’s Institutional Class and 1.74% for its Investor Class. Total operating expenses (net) are 1.20% and 1.45%, respectively, due to the Adviser’s contractual agreement through at least April 30, 2019, to waive its management fees and/or pay Fund expenses. Fund returns would be lower if the gross expense ratios were reflected. For the most recent month-end performance, please visit the Fund’s website at www.friessfunds.com.

Friess Small Cap Growth Fund

Schedule of Investments
June 30, 2018 (Unaudited)

Shares		Cost	Value
Common Stocks - 98.6%
CONSUMER DISCRETIONARY

	Apparel Retail - 1.9%
132,478	Boot Barn Holdings, Inc.+*	$2,520,253	$2,748,918

	Footwear - 3.9%
25,460	Deckers Outdoor Corp.*	1,892,781	2,874,179
78,224	Wolverine World Wide, Inc.	2,202,350	2,719,849

	Homebuilding - 2.2%
15,269	Cavco Industries, Inc.+*	2,584,872	3,170,608

	Restaurants - 4.2%
110,908	Fiesta Restaurant Group, Inc.*	2,883,036	3,183,060
225,601	Noodles & Co.+*	1,976,693	2,774,892
	Total Consumer Discretionary	14,059,985	17,471,506

CONSUMER STAPLES

	Food Distributors - 4.0%
103,417	The Chefs’ Warehouse, Inc.+*	2,189,267	2,947,384
77,355	Performance Food Group Co.*	2,726,481	2,838,929

	Hypermarkets &
	Super Centers - 0.3%
15,903	BJ’s Wholesale Club
	Holdings, Inc.*	326,852	376,106

	Packaged Foods & Meats - 5.8%
92,997	B&G Foods, Inc.+	2,817,354	2,780,610
30,008	Calavo Growers, Inc.+	1,597,924	2,885,269
180,426	The Simply Good Foods Co.+*	2,434,397	2,605,352

	Personal Products - 2.1%
19,079	Medifast, Inc.	2,691,667	3,055,692
	Total Consumer Staples	14,783,942	17,489,342

ENERGY

	Oil & Gas Exploration
	& Production - 1.8%
102,708	WildHorse Resource
	Development Corp.+*	2,783,176	2,604,675

	Oil & Gas Refining
	& Marketing - 2.0%
56,021	Delek US Holdings, Inc.	2,600,376	2,810,574
	Total Energy	5,383,552	5,415,249

FINANCIALS

	Consumer Finance - 2.2%
42,268	Green Dot Corp., Class A*	1,536,690	3,102,048

	Insurance Brokers - 4.0%
127,912	eHealth, Inc.+*	2,384,595	2,826,855
89,670	Health Insurance Innovations,
	Inc., Class A*	2,532,796	2,900,825

	Property & Casualty
	Insurance - 1.7%
151,933	Heritage Insurance
	Holdings, Inc.+	2,414,512	2,532,723
	Total Financials	8,868,593	11,362,451

HEALTH CARE

	Health Care Equipment - 4.1%
27,265	AxoGen, Inc.+*	1,117,865	1,370,066
76,823	K2M Group Holdings, Inc.*	1,712,700	1,728,517
22,728	Neuronetics, Inc.*	386,376	604,792
98,174	Tandem Diabetes Care, Inc.*	853,986	2,161,792

	Health Care Services - 4.2%
36,119	Amedisys, Inc.*	2,235,313	3,086,730
64,533	BioTelemetry, Inc.*	2,803,567	2,903,985

	Health Care Supplies - 2.2%
161,771	Sientra, Inc.+*	2,599,487	3,156,152

	Health Care Technology - 3.8%
126,243	HMS Holdings Corp.*	2,168,739	2,729,374
92,095	Vocera Communications, Inc.+*	2,459,400	2,752,719

	Life Sciences Tools
	& Services - 3.8%
17,998	Bio-Techne Corp.+	2,242,604	2,662,804
29,730	PRA Health Sciences, Inc.*	2,098,449	2,775,593

	Managed Health Care - 2.0%
73,652	Triple-S Management Corp.,
	Class B*	3,105,931	2,876,847

	Pharmaceuticals - 0.5%
20,304	Intersect ENT, Inc.*	777,927	760,385
	Total Health Care	24,562,344	29,569,756

INDUSTRIALS

	Construction &
	Engineering - 3.4%
51,885	MasTec, Inc.+*	2,196,909	2,633,164
31,950	NV5 Global, Inc.*	882,742	2,214,135

	Diversified Support
	Services - 2.3%
70,101	Mobile Mini, Inc.	2,592,112	3,287,737

	Industrial Machinery - 1.9%
45,626	Chart Industries, Inc.*	2,994,915	2,814,211

	Trading Companies
	& Distributors - 4.0%
79,350	H&E Equipment Services, Inc.	2,920,215	2,984,354
63,040	Rush Enterprises, Inc., Class A*	2,636,737	2,734,675
	Total Industrials	14,223,630	16,668,276

INFORMATION TECHNOLOGY

	Application Software - 9.0%
141,358	Avaya Holdings Corp.*	3,028,071	2,838,468
21,157	Blackbaud, Inc.	2,005,472	2,167,535
26,000	Ceridian HCM Holding, Inc.+*	748,767	862,940
53,872	QAD, Inc., Class A	2,164,703	2,701,681
56,002	Smartsheet, Inc., Class A*	1,017,039	1,454,372
81,933	Upland Software, Inc.+*	1,786,868	2,816,037

	Communications Equipment - 6.1%
372,457	Calix, Inc.*	2,687,274	2,905,165
117,492	Ciena Corp.*	2,990,009	3,114,713
47,285	Lumentum Holdings, Inc.+*	2,812,998	2,737,801

	Internet Software
	& Services - 10.6%
84,153	Benefitfocus, Inc.+*	2,473,396	2,827,541
42,554	Carbonite, Inc.*	1,491,761	1,485,135
61,267	CarGurus, Inc.+*	1,838,505	2,128,416
94,902	EverQuote, Inc., Class A*	1,833,374	1,719,624
104,474	Internap Corp.*	1,217,391	1,088,619
368,826	Limelight Networks, Inc.+*	1,550,022	1,648,652
26,794	MongoDB, Inc.+*	798,059	1,329,786
31,910	The Trade Desk, Inc., Class A+*	1,595,851	2,993,158

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
June 30, 2018 (Unaudited)

Shares/
Par Value		Cost	Value
Common Stocks - 98.6% (Continued)

INFORMATION TECHNOLOGY (continued)

	Semiconductors - 3.8%
113,587	MACOM Technology Solutions
	Holdings, Inc.+*	$2,638,713	$2,617,045
54,727	Silicon Motion
	Technology Corp. - ADR	2,949,678	2,894,511

	Technology Hardware,
	Storage & Peripherals - 0.8%
50,816	Super Micro Computer, Inc.*	1,180,246	1,201,798
	Total Information Technology	38,808,197	43,532,997

	Total Common Stocks	120,690,243	141,509,577

Short-Term Investments - 1.1%

	Commercial Paper - 1.0%
	AutoNation, Inc.
$1,437,000	2.500%, 07/02/2018	1,436,900	1,436,900
	Total Commercial Paper	1,436,900	1,436,900

	Money Market Deposit Account - 0.1%
100,786	US Bank N.A., 0.30%^	100,786	100,786
	Total Money Market
	Deposit Account	100,786	100,786

	Total Short-Term Investments	1,537,686	1,537,686

Investment Purchased with
the Cash Proceeds from
Securities Lending - 25.8%

	Investment Companies - 25.8%
37,054,038	Mount Vernon Liquid Asset
	Portfolio, LLC, 2.20%^	37,054,038	37,054,038
	Total Investment Companies	37,054,038	37,054,038

	Total Investment Purchased
	with the Cash Proceeds from
	Securities Lending	37,054,038	37,054,038

	Total Investments - 125.5%	$159,281,967	180,101,301
	Liabilities in Excess
	of Other Assets - (25.5)%		(36,577,737)
	TOTAL
	NET ASSETS - 100.0%		$143,523,564

ADR	American Depositary Receipt
+	All or a portion of this security was out on loan at June 30, 2018. Total loaned securities had a market value of $36,000,534 at June 30, 2018.
*	Non Income Producing.
^	The rate shown is the annualized seven day effective yield as of June 30, 2018.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)

Assets:
Investments at value* (Including securities on loan valued at $36,000,534)	$180,101,301
Dividends & interest receivable	72,612
Receivable for securities lending	22,301
Receivable for investment securities sold	4,019,900
Prepaid expenses	34,623
Total assets	184,250,737

Liabilities:
Payable upon return of securities loaned	37,054,038
Payable for investment securities purchased	3,496,895
Payable to investment adviser	116,177
Payable for fund administration & accounting fees	18,847
Payable for compliance fees	1,967
Payable for transfer agent fees & expenses	10,435
Payable for custody fees	2,168
Payable for trustee fees	2,519
Accrued expenses	19,040
Accrued distribution and/or shareholder service fees	5,087
Total liabilities	40,727,173

Net Assets	$143,523,564

Net Assets Consist Of:
Paid-in capital	$110,727,011
Accumulated undistributed net investment loss	(334,349)
Accumulated undistributed net realized gain on investments	12,311,568
Net unrealized appreciation on investments	20,819,334
Net Assets	$143,523,564

Calculation of net asset value per share:
Institutional Class:
Net assets	$143,452,094
Shares issued and outstanding(1)	5,676,547
Net asset value, offering and redemption price per share	$25.27

Investor Class:
Net assets	$71,470
Shares issued and outstanding(1)	2,836
Net asset value, offering and redemption price per share	$25.20

* Investments at cost	$159,281,967

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income	$198,988
Securities lending income	120,720
Interest income	56,521
Total investment income	376,229

Expenses:
Investment adviser fees (See Note 4)	592,087
Fund administration & accounting fees (See Note 4)	50,509
Transfer agent fees & expenses (See Note 4)	31,384
Federal & state registration fees	20,307
Audit fees	9,412
Custody fees (See Note 4)	7,737
Compliance fees (See Note 4)	5,973
Trustee fees (See Note 4)	4,906
Postage & printing fees	4,323
Other expenses	3,212
Legal fees	2,456
Distribution and/or shareholder service fees (See Note 5)
Institutional Class	5,842
Investor Class	73
Total expenses before waiver	738,221
Less: waiver from investment adviser (See Note 4)	(27,643)
Net expenses	710,578
Net investment loss	(334,349)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	10,560,367
Net change in unrealized appreciation on investments	4,669,775
Net realized and unrealized gain on investments	15,230,142
Net increase in net assets resulting from operations	$14,895,793

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Period
	June 30, 2018	Inception(1) through
	(Unaudited)	December 31, 2017
Operations:
Net investment loss	$(334,349)	$(272,248)
Net realized gain on investments	10,560,367	5,078,193
Net change in unrealized appreciation on investments	4,669,775	7,871,137
Net increase in net assets resulting from operations	14,895,793	12,677,082

Capital Share Transactions:
Institutional Class:
Proceeds from shares sold	32,442,491	9,040,461
Proceeds from transfer-in-kind (Note 11)	—	75,016,460
Proceeds from reinvestment of distributions	—	3,053,471
Payments for shares redeemed	(506,675)	(102,148)
Increase in net assets from Institutional Class transactions	31,935,816	87,008,244
Investor Class:
Proceeds from shares sold	25,657	34,493
Proceeds from reinvestment of distributions	—	1,238
Payments for shares redeemed	—	(15)
Increase in net assets from Investor Class transactions	25,657	35,716

Net increase in net assets resulting from capital share transactions	31,961,473	87,043,960

Distributions to shareholders:
From net investment income:
Institutional Class	—	—
Investor Class	—	—
From net realized gains:
Institutional Class	—	(3,053,506)
Investor Class	—	(1,238)
Total distributions to shareholders	—	(3,054,744)

Total increase in net assets	46,857,266	96,666,298
Net Assets:
Beginning of period	$96,666,298	$—
End of period, including accumulated undistributed net
investment loss of $(334,349) and $0, respectively	$143,523,564	$96,666,298

(1)	Inception date of the Fund was May 31, 2017.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the period

Institutional Class

	For the Six
	Months Ended	For the Period
	June 30, 2018	Inception(1) through
Per Share Data	(Unaudited)	December 31, 2017
Net asset value, beginning of period	$22.40	$20.00

Investment Operations:
Net investment loss	(0.06)	(0.06)
Net realized and unrealized gains on investments	2.93	3.20
Total from investment operations	2.87	3.14

Less Distributions from:
Net investment income	—	—
Net realized gains	—	(0.74)
Total from distributions	—	(0.74)
Net asset value, end of period	$25.27	$22.40

Total Return(2)	12.81%	15.68%

Supplemental Data and Ratios:
Net assets at end of period (in 000’s)	$143,452	$96,627

Ratio of expenses to average net assets:
Before expense waiver(3)	1.25%	1.35%
After expense waiver(3)	1.20%	1.20%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(0.56)%	(0.54)%

Portfolio turnover(2)	111%	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

Investor Class

	For the Six
	Months Ended	For the Period
	June 30, 2018	Inception(1) through
Per Share Data	(Unaudited)	December 31, 2017
Net asset value, beginning of period	$22.37	$20.00

Investment Operations:
Net investment loss	(0.08)	(0.07)
Net realized and unrealized gains on investments	2.91	3.18
Total from investment operations	2.83	3.11

Less Distributions from:
Net investment income	—	—
Net realized gains	—	(0.74)
Total from distributions	—	(0.74)

Net asset value, end of period	$25.20	$22.37

Total Return(2)	12.65%	15.53%

Supplemental Data and Ratios:
Net assets at end of period (in 000’s)	$72	$39

Ratio of expenses to average net assets:
Before expense waiver(3)	1.49%	1.59%
After expense waiver(3)	1.45%	1.45%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(0.81)%	(0.79)%

Portfolio turnover(2)	111%	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
June 30, 2018 (Unaudited)

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Friess Associates, LLC (“the Adviser”), see Note 11. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the shareholder servicing fees, distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax or excise tax provision is required.  As of and during the period ended June 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2018, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended June 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will make distributions of net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2018 (Unaudited)

by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments maturing in 60 days or less, including Commercial Paper, is generally valued at amortized cost and categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2018 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2018:

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$141,509,577	$—	$—	$141,509,577
Short-Term Investment	—	100,786	1,436,900	—	1,537,686
Investments Purchased with
the Cash Proceeds from
Securities Lending	37,054,038	—	—	—	37,054,038
Total Investments in Securities	$37,054,038	$141,610,363	$1,436,900	$—	$180,101,301

Transfers between Levels are recognized at the end of the reporting period.  During the period ended June 30, 2018, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% and 1.45% of the Institutional Class and Investor Class, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six moths following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June – December 2020	$77,315
January – June 2021	27,643

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2018, are disclosed in the Statement of Operations.

5.  Distribution and Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2018 (Unaudited)

material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended June 30, 2018, the Fund’s Investor Class incurred expenses of $73 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2018, the Fund incurred shareholder servicing fees of $5,842 and $0 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Period Since
	June 30, 2018	Inception(1) through
	(Unaudited)	December 31, 2017
Institutional Class:
Shares sold	1,386,057	431,239
Shares issued in transfer-in-kind (Note 11)	—	3,750,823
Shares issued in reinvestment of distributions	—	135,830
Shares redeemed	(22,793)	(4,609)
Net increase	1,363,264	4,313,283
Investor Class:
Shares sold	1,106	1,676
Shares issued in reinvestment of distributions	—	55
Shares redeemed	—	(1)
Net increase	1,106	1,730
Net increase in capital shares	1,364,370	4,315,013

(1)	Inception date of the Fund was May 31, 2017.

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2018, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	158,088,041	124,580,019

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2017, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$16,715,656	$(569,135)	$16,146,521	$107,641,865

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2018 (Unaudited)

At December 31, 2017, the Fund’s most recently completed fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$1,731,588	$22,651	$16,146,521	$17,900,760

As of December 31, 2017, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable period ended December 31, 2017, the Fund did not defer any qualified late year losses.

The Fund made no distributions during the period ended June 30, 2018.

The tax character of distributions paid during the period ended December 31, 2017, was as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$2,754,172	$300,572	$3,054,744

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. Securities Lending

Following terms of a securities lending agreement with the Fund’s Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of June 30, 2018, the Fund had 25 securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable net asset value of $1.00 per unit. The Fund held $37,054,038 as of June 30, 2018. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The fee and interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, Foster Friess held 54.8% of the Fund.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2018 (Unaudited)

11.  In-Kind Contributions

As part of the conversion on May 31, 2017, the Fund received an in-kind contribution from the Friess Small Cap Trust, which consisted of $75,016,460 of securities and cash which were recorded at their current value. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for financial reporting purposes. The cost of the contributed securities as of May 31, 2017 was $65,735,904, resulting in unrealized appreciation on investments of $8,278,422 as of the date. As a result of the in-kind contribution, the Fund issued 3,750,823 shares at $20.00 per share net asset value.

Expense Example
June 30, 2018 (Unaudited)

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 – June 30, 2018).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period(1)
	Value	Value	1/1/18 to
	1/1/18	6/30/18	6/30/18
Institutional Class
Based on Actual
Fund Return(2)	$1,000.00	$1,128.10	$6.33

Hypothetical
(5% return
before expenses)	$1,000.00	$1,018.84	$6.01

Investor Class
Based on Actual
Fund Return(2)	$1,000.00	$1,126.50	$7.65

Hypothetical
(5% return
before expenses)	$1,000.00	$1,017.60	$7.25

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2018 of 12.81% and 12.65% of the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Additional Information
June 30, 2018 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-656-3017, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 576
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    July 27, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     July 27, 2018

* Print the name and title of each signing officer under his or her signature.